UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2021

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dril-Quip, Inc. (the “Company” or “Dril-Quip”) announced today that its Board of Directors (the “Board”) has appointed Kyle F. McClure as its Vice President and Chief Financial Officer, effective as of January 1, 2022. Mr. McClure, 46, served as Chief Financial Officer of Airswitft, a global workforce solutions company, from June 2019 until December 2021. Prior to joining Airswift, Mr. McClure served as Senior Vice President and Chief Financial Officer of Frank’s International, a provider of engineered tubular services to the oil and gas industry, from March 2017 until June 2019, and before that as Treasurer of Frank’s International from March 2015 until March 2017. Prior to joining Frank’s International, Mr. McClure served in a variety of finance and accounting roles of increasing responsibility at Ascend Performance Materials, Cooper Industries plc and Dell Technologies.

McClure Employment Agreement

In connection with his appointment, the Company entered into an employment agreement with Mr. McClure on December 2, 2021 (the “McClure Employment Agreement”) effective as of January 1, 2022 (the “Effective Date”). The McClure Employment Agreement has an initial term commencing on the Effective Date and ending on December 31, 2024, but the term of this agreement will automatically extend for additional one-year periods unless either the Company or Mr. McClure notifies the other party at least 90 days in advance of the expiration of the then-current term that the agreement will not be extended. Mr. McClure will be an “at-will” employee of the Company, and his employment may be terminated at any time in accordance with the McClure Employment Agreement.

Pursuant to the McClure Employment Agreement, Mr. McClure will receive an annual base salary of $400,000 and will be eligible to receive an annual bonus to be determined each year in accordance with the Company’s normal bonus practices and under any annual bonus plan adopted by the Company after the Effective Date. Mr. McClure will also be entitled to 20 days paid time off subject to the Company’s policies, and he will be eligible to receive benefits consistent with other senior executives of the Company, including medical, life and disability insurance. Mr. McClure will also be entitled to participate in the Company’s incentive, savings and retirement plans.

Mr. McClure will also be entitled to a cash sign-on bonus of $200,000 (payable in January 2022). Mr. McClure must repay such bonus in the event he voluntarily terminates his employment without “good reason” (as defined in the McClure Employment Agreement) within 12 months of the Effective Date. Mr. McClure will also be granted an initial equity award with a grant date fair market value of $1,700,000 (the “Initial Equity Grant”) with (i) $1,000,000 of the Initial Equity Grant granted in the form of restricted stock that vests in one-third tranches on October 28th of each of 2022, 2023 and 2024, subject to Mr. McClure’s continuous employment with the Company on such vesting dates, and (ii) the remaining $700,000 of the Initial Equity Grant in the form of performance-based stock units that vest on October 28, 2024, subject to Mr. McClure’s continuous employment with the Company on such vesting date, in each case subject to the terms and conditions set forth in the 2017 Incentive Plan of the Company and the applicable award agreements in a form previously approved by the by the Compensation Committee of the Board.

If Mr. McClure’s employment is terminated by the Company without “cause” (as defined in the McClure Employment Agreement) or by Mr. McClure for good reason and prior to a “change of control period” (as defined in the McClure Employment Agreement), Mr. McClure will receive the following payments and benefits: (i) a lump sum cash payment equal to one times Mr. McClure’s annual base salary and (ii) continued medical, dental, vision and life insurance coverage until the earlier of Mr. McClure’s receipt of equivalent coverage and benefits under the plans of a subsequent employer or one year after the date of termination. Mr. McClure’s receipt of these payments and benefits is subject to his execution and non-revocation of a release of claims and his continued compliance with the confidentiality, non-competition and non-solicitation covenants set forth in the McClure Employment Agreement as well as any post-separation obligations included in any other agreement between the Company and Mr. McClure.

If Mr. McClure’s employment is terminated during a change of control period by the Company without cause or by Mr. McClure for good reason, Mr. McClure will receive the following payments and benefits: (i) a lump sum cash payment equal to two times Mr. McClure’s annual base salary, (ii) a lump sum cash payment equal to a pro rata portion of the greater of the annual bonus for the year of termination or the average annual bonus amount paid for the three most recent “performance periods” (as defined in the McClure Employment Agreement), (iii) a lump sum cash payment in an amount equal to two times the greater of the annual bonus for the year of termination or the average annual bonus amount paid for the three most recent performance periods, (iv) unless greater benefits are otherwise provided under the applicable award agreements, immediate vesting of any stock options, restricted stock awards or performance stock units (with performance awards vesting at target) previously granted to Mr. McClure and outstanding as of the time immediately prior to the date of his termination and the extension of the exercise period (if applicable to an award) until the earlier of the first anniversary of the date of termination and the expiration date of the award and (v) continued medical, dental, vision and life insurance coverage until the earlier of Mr. McClure’s receipt of equivalent coverage and benefits under the plans of a subsequent employer or two years after the date of termination. Mr. McClure’s receipt of these payments and benefits is subject to his execution and non-revocation of a release of claims and his continued compliance with the confidentiality, non-competition and non-solicitation covenants set forth in the McClure Employment Agreement as well as any post-separation obligations included in any other agreement between the Company and Mr. McClure.

In addition, Mr. McClure is subject to a perpetual covenant not to use or disclose the Company’s trade secrets or confidential information and non-competition and non-solicitation covenants during the term of his employment and for 12 months following his termination.

The foregoing summary of the McClure Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the McClure Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto.

McClure Indemnification Agreement

The Company also will enter into an indemnification agreement with Mr. McClure, effective January 1, 2022, pursuant to which the Company agrees to indemnify him to the fullest extent permitted by applicable law, from and against any and all losses, liabilities, claims, damages and certain expenses arising out of an event or occurrence related to the fact that he is an officer of the Company or serves in another position at the request of the Company. The indemnification agreement is substantially similar to the Company’s indemnification agreements with its other executive officers and directors. The foregoing description is qualified by reference to the terms of the indemnification agreement, a copy of the form of which is provided as Exhibit 10.2.

The selection of Mr. McClure was not pursuant to any agreement or understanding between him and any other person. There is no family relationship between Mr. McClure and any director or executive officer of the Company. There are no transactions between Mr. McClure and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Webster Employment Agreement

The Company entered into an employment agreement with James C. Webster, its Vice President, General Counsel and Secretary, on December 2, 2021 (the “Webster Employment Agreement”) effective as of January 1, 2022 (the “Effective Date”). The Webster Employment Agreement has an initial term commencing on the Effective Date and ending on December 31, 2024, but the term of this agreement will automatically extend for additional one-year periods unless either the Company or Mr. Webster notifies the other party at least 90 days in advance of the expiration of the then-current term that the agreement will not be extended. Mr. Webster will be an “at-will” employee of the Company, and his employment may be terminated at any time in accordance with the Webster Employment Agreement.

Pursuant to the Webster Employment Agreement, Mr. Webster will receive an annual base salary of $360,000 and will be eligible to receive an annual bonus to be determined each year in accordance with the Company’s normal bonus practices and under any annual bonus plan adopted by the Company after the Effective Date. Mr. Webster will also be entitled to 20 days paid time off subject to the Company’s policies, and he will be eligible to receive benefits consistent with other senior executives of the Company, including medical, life and disability insurance. Mr. Webster will also be entitled to participate in the Company’s incentive, savings and retirement plans.

If Mr. Webster’s employment is terminated by the Company without “cause” or by Mr. Webster for “good reason” (each term as defined in the Webster Employment Agreement) and prior to a “change of control period” (as defined in the Webster Employment Agreement), Mr. Webster will receive the following payments and benefits: (i) a lump sum cash payment equal to one times Mr. Webster’s annual base salary and (ii) continued medical, dental, vision and life insurance coverage until the earlier of Mr. Webster’s receipt of equivalent coverage and benefits under the plans of a subsequent employer or one year after the date of termination. Mr. Webster’s receipt of these payments and benefits is subject to his execution and non-revocation of a release of claims and his continued compliance with the confidentiality, non-competition and non-solicitation covenants set forth in the Webster Employment Agreement as well as any post-separation obligations included in any other agreement between the Company and Mr. Webster.

If Mr. Webster’s employment is terminated during a change of control period by the Company without cause or by Mr. Webster for good reason, Mr. Webster will receive the following payments and benefits: (i) a lump sum cash payment equal to two times Mr. Webster’s annual base salary, (ii) a lump sum cash payment equal to a pro rata portion of the greater of the annual bonus for the year of termination or the average annual bonus amount paid for the three most recent “performance periods” (as defined in the Webster Employment Agreement), (iii) a lump sum cash payment in an amount equal to two times the greater of the annual bonus for the year of termination or the average annual bonus amount paid for the three most recent performance periods, (iv) unless greater benefits are otherwise provided under the applicable award agreements, immediate vesting of any stock options, restricted stock awards or performance stock units (with performance awards vesting at target) previously granted to Mr. Webster and outstanding as of the time immediately prior to the date of his termination and the extension of the exercise period (if applicable to an award) until the earlier of the first anniversary of the date of termination and the expiration date of the award and (v) continued medical, dental, vision and life insurance coverage until the earlier of Mr. Webster’s receipt of equivalent coverage and benefits under the plans of a subsequent employer or two years after the date of termination. Mr. Webster’s receipt of these payments and benefits is subject to his execution and non-revocation of a release of claims and his continued compliance with the confidentiality, non-competition and non-solicitation covenants set forth in the Webster Employment Agreement as well as any post-separation obligations included in any other agreement between the Company and Mr. Webster.

In addition, Mr. Webster is subject to a perpetual covenant not to use or disclose the Company’s trade secrets or confidential information and non-competition and non-solicitation covenants during the term of his employment and for 12 months following his termination.

As of the Effective Date, the Webster Employment Agreement will supersede that certain Employment Agreement, dated December 8, 2011, by and between the Company and Mr. Webster.

The foregoing summary of the Webster Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Webster Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto.

Item 7.01	Regulation FD Disclosure.

On December 2, 2021, the Company issued a press release announcing, among other things, the appointment of Mr. McClure as its Vice President and Chief Financial Officer, effective as of January 1, 2022, and the entry into the McClure Employment Agreement, which will become effective as of January 1, 2022. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated by reference herein.

The information in the press release is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement by and between the Company and Kyle F. McClure dated December 2, 2021.

10.2	Form of Indemnification Agreement (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on October 17, 2005).

10.3	Employment Agreement by and between the Company and James C. Webster dated December 2, 2021.

99.1	Press Release issued December 2, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President, General Counsel and Secretary

Date: December 3, 2021